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                                 July 15, 1999


Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203


Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information included in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File Nos. 33-35788 and 811-06136) filed by Homestead Funds, Inc. with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

                        Very truly yours,

                        /s/ Jorden Burt Boros Cicchetti Berenson & Johnson LLP Jorden Burt Boros Cicchetti Berenson & Johnson LLP